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                               THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Amendment") is made this 15th day of March, 1999, by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association (each individually a "Lender" and collectively the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK, a national banking association, as agent for Lenders (the "Agent"), SPACELABS MEDICAL, INC., a California corporation (the "Borrower") and SPACELABS MEDICAL, INC., a Delaware corporation (the "Guarantor").


                                    RECITALS

     A. Lenders, Borrower, Guarantor and Agent are parties to that certain Amended and Restated Loan Agreement dated as of July 16, 1997, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of October 16, 1997 and as amended by that certain Second Amendment to Amended and Restated Loan Agreement dated as of October 15, 1998 (as the same may be amended, modified or extended from time to time the "Loan Agreement") and the related Loan Documents described therein. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Loan Agreement.

     B. Borrower and Guarantor have requested that the Loan Agreement be amended to require that Guarantor provide annual and quarterly financial statements to Agent instead of Borrower providing such financial statements and that certain financial covenants set forth in the Loan Agreement be tested against the financial statements of Guarantor. Lenders and Agent are prepared to amend the Loan Agreement as requested by Borrower and Guarantor on the terms and conditions set forth below.

     NOW, THEREFORE, the parties agree as follows:


                                    AGREEMENT

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

          (a) AMENDMENT TO DEFINITIONS. In Section 1.1, amendments are made to the definitions, as follows:

               (1) CONSOLIDATED NET INCOME. In the definition of "Consolidated Net Income" the phrase "Borrower and the Subsidiaries" is hereby deleted and the phrase "Guarantor, and the Guarantor Subsidiaries" is substituted in its stead.

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               (2)  EBITDA. In the definition of "EBITDA" the phrases "Borrower and the Subsidiaries" and "Borrower or any Subsidiary" are in each case hereby deleted and the phrases "Guarantor and the Guarantor Subsidiaries" and "Guarantor or any Guarantor Subsidiary" respectively are, as applicable, in each case substituted in their stead.

               (3) FUNDED DEBT. In the definition of "Funded Debt" the phrases "Borrower and the Subsidiaries" and "Borrower or any Subsidiary" are in each case hereby deleted and the phrases "Guarantor and the Guarantor Subsidiaries" and "Guarantor or any Guarantor Subsidiary" respectively are in each case substituted in their stead.

               (4) GUARANTOR SUBSIDIARY. The definition of "Guarantor Subsidiary " is hereby added to read as follows:

               "Guarantor Subsidiary" means Borrower, any Subsidiary and any other corporation of which a majority (by number of shares or by number of votes) of any class of outstanding capital stock normally entitled to vote for the election of one or more directors (regardless of any contingency which does or may suspend or dilute the voting rights of such class) is at such time owned directly or indirectly by Guarantor, Borrower or one or more Subsidiaries or Guarantor Subsidiaries.

               (b) AMENDMENT TO SECTION 5.2. Section 5.2 is hereby amended and restated as follows:

               SECTION 5.2 FINANCIAL STATEMENTS. Guarantor and Borrower each covenant and agree that it will deliver or cause to be delivered to Agent with sufficient copies for each Lender:

                    (a) ANNUAL GUARANTOR STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, consolidated statements of income, cash flows, and shareholders' equity of Guarantor and the Guarantor Subsidiaries for such year, and a consolidated balance sheet of Guarantor and the Guarantor Subsidiaries as at the end of such year, together with the corresponding company prepared consolidating statements of Guarantor and the Guarantor Subsidiaries, setting forth in each case in comparative form corresponding figures from the preceding annual financial statements, all in reasonable detail and satisfactory in scope to Lenders. The annual consolidated financial statements shall be accompanied by an opinion to Guarantor (or to its Board of Directors and shareholders) from independent public accountants of recognized standing selected by Guarantor whose opinion shall be in scope and substance reasonably satisfactory to Lenders;

                    (b)  QUARTERLY GUARANTOR STATEMENTS. As soon as


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          practicable and in any event within forty-five (45) days after the end of each quarterly period (other than the last quarterly period) in each Fiscal Year, the consolidated statements of income and of cash flows of Guarantor and the Guarantor Subsidiaries for such quarterly period and for the period from the beginning of the current Fiscal
          Year to the end of such quarterly period, and a consolidated balance sheet of Guarantor and the Guarantor Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding Fiscal Year, all in reasonable detail and certified by an authorized financial officer of Guarantor; and

                    (c) STOCKHOLDER REPORTS AND PROXY STATEMENTS. Promptly after transmission thereof, copies of all such financial statements, proxy statements, notices and reports as Guarantor or Borrower shall send to its stockholders and copies of all registration statements (without exhibits) and all reports, if any, which Guarantor or Borrower files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

               Together with each delivery of financial statements required by clause (b) above, Guarantor will deliver to Agent an Officer's Certificate of Guarantor in the form of Exhibit F hereto stating that
          (1) the financial statements have been prepared in accordance with GAAP and present fairly the consolidated financial position and results of operations of Guarantor and the Guarantor Subsidiaries as of the end of and for the applicable fiscal period and (2) since the last Fiscal Year-end report provided to Agent pursuant to Sections 4.6 or 5.2(a) there have been no changes to the operations, business or financial condition of Guarantor and the Guarantor Subsidiaries that would be sufficient to adversely impact Borrower's ability to repay the Loans or that have resulted in, or are forecast by Guarantor or Borrower to result in, a Default or Event of Default and (3) there has not existed during such fiscal period, and there does not then exist, any Event of Default or Default, or, if any such Event of Default or Default has existed or does then exist, specifying the nature thereof, the period of existence thereof and what action Guarantor or Borrower has taken or proposes to take with respect thereto, and, further, setting forth calculations demonstrating compliance as of the end of such fiscal period with the financial covenants set forth in Sections 5.11-5.13 and 6.3-6.5.

          (c)  AMENDMENT TO SECTION 5.11. In the first sentence of Section 5.11,
(i) the phrase "Borrower shall maintain" is hereby deleted and the phrase "Guarantor shall maintain and Borrower shall cause Guarantor to maintain" is substituted in its stead, and (ii) the word "Borrower's" in the first parenthetical is hereby deleted and the word "Guarantor's" is substituted in its stead.

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          (d)  AMENDMENTS TO SECTION 5.12.

               (1) FIRST SENTENCE. In the first sentence of Section 5.12, the phrase "Borrower shall maintain" is hereby deleted and the phrase "Guarantor shall maintain and Borrower shall cause Guarantor to maintain" is substituted in its stead.

               (2) DEFINITION. In the definition of "Debt Service" the phrase "Borrower and the Subsidiaries" is in each case hereby deleted and the phrase "Guarantor and the Guarantor Subsidiaries" is in each case substituted in its stead.

          (e)  AMENDMENTS TO SECTION 5.13.

               (1) FIRST SENTENCE. In the first sentence of Section 5.13, the phrase "Borrower shall maintain" is hereby deleted and the phrase "Guarantor shall maintain and Borrower shall cause Guarantor to maintain" is substituted in its stead.

               (2) DEFINITIONS. In the definitions of "Non-recurring Charges" and "Tangible Net Worth", the phrase "Borrower or any Subsidiary" is in each case hereby deleted and the phrase "Guarantor or any Guarantor Subsidiary" is in each case substituted in its stead, and in the definition "Tangible Net Worth", the phrase "Borrower and the Subsidiaries" is hereby deleted and the phrase "Guarantor and the Guarantor Subsidiaries" is substituted in its stead.

               (3) LAST SENTENCE. The last sentence of Section 5.13 is hereby deleted.

          (f) AMENDMENTS TO SECTION 6.3. The opening paragraph of Section 6.3 is hereby deleted and the following substituted in its stead:

        Neither Guarantor nor Borrower will, nor will Guarantor permit any Guarantor Subsidiary to and nor will Borrower permit any Subsidiary to, make or permit to remain outstanding any loan or advance to any Person or purchase or otherwise acquire the capital stock, shares, voting trust certificates, bonds, debentures, notes or instruments or other securities or evidences of indebtedness of, or any interest in, or make any capital contribution to, any Person (collectively, "Investments") except that Guarantor, Borrower or any Wholly-owned Subsidiary, as applicable, may:

          (g) AMENDMENT TO SECTION 6.4. In the first sentence of Section 6.4, the phrase "Neither Borrower nor any Subsidiary may" is in each case hereby deleted and the phrase "Neither Guarantor nor any Guarantor Subsidiary may" is substituted in its stead.

          (h)  AMENDMENTS TO SECTION 6.5. In Section 6.5 the phrases


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"Borrower and the Subsidiaries" and "Borrower or any Subsidiary" are in each case hereby deleted and the phrases "Guarantor and the Guarantor Subsidiaries" and "Guarantor or any Guarantor Subsidiary" respectively are, as applicable, in each case substituted in their stead.

          (i) AMENDMENTS TO EXHIBIT F: Exhibit F is hereby amended and restated as set forth in Exhibit F attached hereto.

     3. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          (a) DELIVERY OF AMENDMENT. Borrower, Guarantor, each Lender and Agent shall have executed and delivered counterparts of this Amendment to Agent;

          (b) CORPORATE AUTHORITY. Agent shall have received in form and substance reasonably satisfactory to it (1) a copy of a resolution adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment certified by the Secretary of Borrower; (2) evidence of the authority of the persons who have signed this Amendment on behalf of Borrower and Guarantor; and (3) such other evidence of corporate authority as Agent or any Lender shall request;

          (c) CONSENT OF GUARANTOR. Guarantor shall have executed the subjoined Guarantor's Consent;

          (d) OPINION OF COUNSEL. Agent shall have received the written legal opinion of Clay West, in-house counsel for Borrower and Guarantor addressed to Agent and Lenders dated as of the date hereof opining that (1) the execution and delivery of this Amendment, and, in the case of Guarantor, the subjoined Guarantor's Consent, has been duly authorized by both Borrower and Guarantor,
(2) this Amendment when duly executed and delivered by Borrower and Guarantor will constitute a legal, valid and binding obligation of both Borrower and Guarantor enforceable in accordance with its terms and the Loan Agreement as amended hereby will constitute a legal, valid, binding obligation of both Borrower and Guarantor enforceable in accordance with its terms, and (3) the execution and delivery of this Amendment by Borrower and Guarantor will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the Articles of Incorporation or By-laws of either Borrower or Guarantor or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which either Borrower or Guarantor or any of its or their properties may be bound or affected, or violate any law or any order, rule, or regulation binding on either Borrower or Guarantor.

          (e) REPRESENTATIONS TRUE; NO DEFAULT. The representations of Borrower as set forth in Article 4 of the Loan Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or


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lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of the Amendment Documents; and

          (f) OTHER DOCUMENTS. Agent and Lenders shall have received such other documents, instruments, and undertakings as Agent and such Lender may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 4 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     5. NO FURTHER AMENDMENT. Except as expressly modified by this Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Amendment and the closing of the transactions contemplated hereby.

     6.   MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Amendment comprises the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

          (b) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

          (c) GOVERNING LAW. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

          (d)  ORAL AGREEMENTS NOT ENFORCEABLE.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

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     EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.


     BORROWER:                           SPACELABS MEDICAL, INC., a California
                                         corporation


                                         By
                                            ------------------------------------
                                            Its
                                                --------------------------------



     GUARANTOR:                          SPACELABS MEDICAL, INC., a Delaware
                                         corporation


                                         By
                                            ------------------------------------
                                            Its
                                                --------------------------------



     LENDERS: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association


                                         By
                                            ------------------------------------
                                            Its
                                                --------------------------------



                                         U.S. BANK NATIONAL ASSOCIATION, a
                                         national banking association


                                         By
                                            ------------------------------------
                                            Its


     AGENT: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association


                                         By
                                            ------------------------------------
                                            Its
                                                --------------------------------



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                               GUARANTOR'S CONSENT

     SPACELABS MEDICAL, INC., a Delaware corporation (the "Guarantor") is a guarantor of the indebtedness, liabilities and obligations of SPACELABS MEDICAL, INC., a California corporation (the "Borrower") under the Amended and Restated Loan Agreement and the other Loan Documents described in the Loan Agreement. Guarantor hereby acknowledges that it has received a copy of the Third Amendment to Amended and Restated Loan Agreement dated as of March 15, 1999 by and among Borrower, Bank of America National Trust and Savings Association doing business as Seafirst Bank and U.S. Bank National Association, as lenders, Bank of America National Trust and Savings Association doing business as Seafirst Bank, as agent, and Guarantor (the "Amendment") and hereby consents to its contents, including all prior and current amendments to the Loan Agreement and the other Loan Documents described therein (notwithstanding that such consent is not required). Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Amendment.


     GUARANTOR:                          SPACELABS MEDICAL, INC., a Delaware
                                         corporation



                                         By
                                            ------------------------------------
                                            Its
                                               ---------------------------------

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                                    EXHIBIT F

                        QUARTERLY COMPLIANCE CERTIFICATE


     The undersigned, being the _______________________ of SPACELABS MEDICAL, INC., a Delaware corporation, (the "Guarantor") does hereby certify to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK, U.S. BANK NATIONAL ASSOCIATION (the "Lenders") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK as agent for Lenders (the "Agent") under the Loan Agreement (as such term is hereinafter defined), as follows:

     1. This Certificate is given pursuant to Section 5.2 of that certain Amended and Restated Loan Agreement dated as of July 16, 1997 by and among Lenders, Agent, SpaceLabs Medical, Inc., a California corporation (the "Borrower") and Guarantor (the "Loan Agreement").

     2. The financial statements for the Fiscal Year [fiscal quarter] ended _________________ delivered with this Certificate pursuant to the requirements of Section 5.2 of the Loan Agreement have been prepared in accordance with GAAP and present fairly the consolidated financial position and the results of operations of Guarantor and the Guarantor Subsidiaries as of the end of and for such fiscal period.

     3. Since the Fiscal Year-end report previously provided to Agent and Lender pursuant to Section 4.6 of the Loan Agreement, there have been no changes to the operations, business or financial condition of Guarantor and the Guarantor Subsidiaries that would be sufficient to impact Borrower's ability to repay any outstanding or requested Loans or that have resulted in, or are forecast to result in, a Default or Event of Default.

     4. There has not existed during the fiscal quarter ended _______________ and there does not now exist any Event of Default or Default under the Loan Agreement.

     5. The computations and descriptions set forth in Schedule 1 hereto demonstrate compliance with Sections 5.11, 5.12, 5.13, 6.1, 6.2, 6.4 and 6.5 of the Loan Agreement.

     6. Capitalized terms used herein and not otherwise defined shall have the meanings defined in the Loan Agreement.

     DATED this _____ day of _______________, 19___.



                                         SPACELABS MEDICAL, INC., a Delaware
                                         corporation



                                         By
                                            ------------------------------------
                                            Its
                                               ---------------------------------

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                 SCHEDULE 1 TO QUARTERLY COMPLIANCE CERTIFICATE


                        [computations to track covenants]






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